SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a)
                  of the Securities Exchange Act of 1934

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       Check the appropriate box:
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               permitted by Rule 14a-6(e)(2))
       /x/     Definitive Proxy Statement
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       /_/     Soliciting Material Pursuant to ss.240.14a-11(c) or
               ss.240.14a-12

                    IMPACT MANAGEMENT INVESTMENT TRUST
             (Name of Registrant as Specified In Its Charter)


           (Name of Person(s) Filing Proxy Statement, if other than the
                                Registrant)

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               computed pursuant to Exchange Act Rule 0-11 (set forth
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       previous filing by registration statement number, or the
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                  IMPACT MANAGEMENT INVESTMENT TRUST
                     1875 Ski Time Square Drive
                             Suite One
                   Steamboat Springs, CO 80487
                           1-888-467-2284

                         _______________

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               OF
                IMPACT MANAGEMENT INVESTMENT TRUST

                    To be held January 14, 1998
                         _______________

TO THE SHAREHOLDERS OF
       IMPACT MANAGEMENT GROWTH PORTFOLIO:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Meeting") of IMPACT Management Investment Trust (the "Trust"), will be held on January 14, 1998 at 3:00 p.m. Eastern Time, at the Radisson Hotel, Monroeville, PA for the purpose of considering and acting upon the following matters:

       1. To approve or disapprove an Amended and Restated Investment Advisory Agreement between the Trust, on behalf of the IMPACT Management Growth Portfolio (the "Portfolio"), and Jordan American Holdings, Inc. d/b/a Equity Assets Management;

       2. To approve or disapprove a Distribution Plan for the Trust on behalf of the Portfolio, pursuant to Rule 12b-1 under the Investment Company Act of 1940;

       3.      To ratify the selection of Arthur F. Bell, Jr. &
               Associates, L.L.C. as independent public accountants of the Trust for the fiscal year ending September 30, 1998; and

       4. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

               The Board of Trustees has fixed the close of business on December 10, 1997 as the record date for the determination of those shareholders entitled to vote at the meeting, and only holders of record at the close of business on that day will be entitled to vote.

The Trust's Annual Report to Shareholders for the fiscal year ended September 30, 1997 was previously mailed to shareholders, and copies of it are available upon request, without charge, by contacting the Trust at the address above or by calling 1-888-467-2284.

                           IMPORTANT

To save the expense of additional proxy solicitation, if you do not expect to be present at the meeting, please mark your instructions on the enclosed Proxy, date and sign it and return it promptly in the enclosed envelope (which requires no postage if mailed in the United States). The enclosed Proxy is solicited on behalf of the Board of Trustees, is revocable and will not affect your right to vote in person in the event that you attend the meeting.

                         By Order of the Board of Trustees

                         Ronald A. Stiller
                         President and Trustee


December 15, 1997


                            PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees of IMPACT Management Investment Trust (the "Trust"), for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on January 14, 1998, at 3:00 p.m. Eastern Time at the Radisson Hotel, Monroeville, PA and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about December 15, 1997.

   Shareholders of record of the Trust at the close of business on December 10, 1997 (the "Record Date") are entitled to notice of, and to vote on, the proposals described herein at the Meeting and any adjournment thereof. At the close of business on the Record Date, the Trust had 235,273.028 outstanding shares, all of which were shares of the IMPACT Management Growth Portfolio (the "Portfolio").

The Trust is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is organized as a Massachusetts business trust. The Trust has authorized an unlimited number of shares of beneficial interest (no par value). The shares of the Trust do not have cumulative voting rights.

A majority of shares of the Trust entitled to vote at the meeting constitutes a quorum for the transaction of business at the meeting. Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the Proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. An affirmative vote of the majority of the Portfolio's outstanding shares (defined in the Investment Company Act of 1940 (the "Act") as the lesser of (i) 67% of the shares of the Portfolio present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Portfolio) is necessary to approve the Portfolio's Investment Advisory Agreement (Proposal No. 1) and to approve the Distribution Plan (Proposal No. 2). An affirmative vote of a majority of the aggregate outstanding shares of the Trust, present in person or by proxy and voting, is necessary to ratify the selection of independent accountants (Proposal No. 3).

The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting, but will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.

In the event that a sufficient number of shares are not present at the Meeting in person or by proxy so as to constitute a quorum or to approve any one or more proposals set forth in the Notice of Special Meeting, the persons named as proxies may propose to adjourn the Meeting to a later date to permit further solicitation of proxies with respect to the proposals. In such case, the named proxies may vote in favor of such adjournment those proxies authorizing a vote in favor of any proposal to be considered at such adjourned meeting. They will vote against such adjournment those proxies required to be voted against any proposal to be considered at such adjourned meeting.

As of the Record Date, the following person owned beneficially more than 5% of the outstanding voting shares of the Portfolio:


Name and Address of                    Number
Beneficial Owner                       of Shares             Percentage
The Grzelewski Family Trust            13,509.709            6%
1041 Whitmore Road
North Huntingdon, PA 15642

Thelma D. Schaeffer                    21,798.847            9%
464 Coolidge Avenue
Pittsburgh, PA 15228


No Trustee of the Trust owns beneficially, and the Trustees together do not own beneficially, more than 1% of the outstanding voting shares of the Trust.

Shareholders who execute proxies retain the right to revoke them at any time before they are voted by notifying the Trust or by voting at the Meeting. A proxy, when executed and not revoked, will be voted as directed. In the absence of such direction, proxies will be voted in favor of the proposal.

The Trust and Jordan American Holdings, Inc. d/b/a Equity Assets Management (the "Advisor") will share equally the expense of this solicitation. Initial solicitation will be by mail. Further solicitation may be made by mail or telephone by regular employees of the Advisor, who will receive no compensation for such solicitation.

                             PROPOSAL NO. 1
                  APPROVAL OF AN AMENDED AND RESTATED
            INVESTMENT ADVISORY AGREEMENT FOR THE PORTFOLIO

At the Meeting, shareholders will be asked to approve an Amended and Restated Investment Advisory Agreement (the "New Agreement") with Jordan American Holdings, Inc. d/b/a Equity Assets Management (the "Advisor"). The reason that shareholders are being asked to approve the New Agreement is that the Portfolio's current investment advisory agreement contains terms that are not in compliance with requirements set forth in the 1940 Act.

The following summary provides information about the Advisor, the current investment advisory agreement, and the New Agreement.

Information Concerning the Investment Advisor
The Advisor is a Florida corporation organized in 1972. The Advisor is a publicly held company whose shares of common stock trade on NASDAQ under the symbol "JAHI." The Advisor's principal place of business is located at 1875 Ski Time Square Drive, Suite One, Steamboat Springs, CO 80487. In addition to advising the Portfolio of the Trust, the Advisor provides investment advisory services to individuals, corporations, foundations, limited partnerships, a commodity pool and individual retirement, corporate, and group pension and profit-sharing plans. The Advisor currently has discretionary management authority with respect to approximately $83 million in assets.

While the Advisor has over twenty years of experience managing investments for its clients, it has limited experience as an investment advisor to a registered investment company. In addition to managing the Trust, the Advisor served as investment adviser to the Integrity Portfolio, Inc. in 1991 and 1992.

The Advisor supervises the investment of the assets of the Portfolio in accordance with the Portfolio's objectives, policies and restrictions.

The following chart gives information about the Advisor's principal executive officers and each director:

                                                     Principal
Name and Address        Position with Advisor        Occupation
W. Neal Jordan          President, Director,         Investment Advisor
                        Chief Investment             and Broker/Dealer
                        Officer

Charles R. Clark        Director and Chief           Investment Advisor
                        Executive Officer            and Broker/Dealer

Robert J. Flaherty      Director                     Publisher
                                                     (financial magazine)

Ronald A. Stiller       Director                     Financial Planner


* The address for all officers and directors of the Advisor is 1875 Ski Time Square Drive, Suite One, Steamboat Springs, CO
   80487.

Mr. Clark is the Chairman of the Board of Trustees of the Trust.
Mr. Stiller is also a Trustee of the Trust, and he is President of the Trust.

Mr. Jordan and Mr. Clark are the portfolio managers for the Portfolio.

Information Concerning the Current Investment Advisory Agreement Subject to the supervision of the Board of Trustees, the Advisor provides portfolio management, research and analysis, advice and recommendations with respect to the purchase and sale of securities for the Portfolio pursuant to an investment advisory agreement between the Trust, on behalf of the Portfolio, and the Advisor dated December 20, 1996 (the "Current Agreement"). The Advisor also keeps certain books and records in connection with its services to the Trust.

The Current Agreement provides that the Trust will pay all its own expenses, including, but not limited to, interest charges, taxes, costs of purchasing and selling securities for its portfolio, rent, expenses of redemption of shares, auditing and legal expenses; expenses attributable to printing prospectuses; Trustees' fees and expenses necessarily incurred by a Trustee in attendance at Trustees' meetings; expenses of administrative personnel and administrative services, custodian fees; fees of transfer agents, registrar and dividend disbursing agents; the costs of stock certificates and corporate reports; all other printing expenses; costs in connection with Board of Trustees' meetings and the annual or special meetings of shareholders, including proxy material preparation and distribution, filing fees, dues, insurance premiums, miscellaneous management and operating expenses and expenses of an extraordinary and nonrecurring nature.

The Current Agreement further provides that Trust Management is solely responsible for the day-to-day operations of the Trust, maintaining compliance with the Securities Act of 1933, the Investment Company Act of 1940, the Internal Revenue Code of 1986, as amended, and any law or regulation of any governmental agency having jurisdiction over the Trust. The Current Agreement provides for the indemnification of the Advisor for any fines or damages that may be levied or charged to the Advisor and for any expenses incurred by the Advisor, including but not limited to legal fees, that may arise as a result of any violation or error committed by Trust Management to any party.

   Pursuant to the Current Agreement, the Advisor is entitled to an annual fee, payable monthly, of 2.25% of the Portfolio's average daily net assets. For the fiscal year ended September 30, 1997, the Portfolio paid investment advisory fees of $503.00.

The Current Agreement has an initial term of three (3) years (which is not consistent with the 1940 Act requirements), and continues in effect from year to year thereafter if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Trust, as defined under the 1940 Act, or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party, cast in person at a meeting called for such purpose.

The Current Agreement may be terminated without penalty at any time on sixty (60) days' written notice by the Trust, by vote of the holders of a majority of the Trust's outstanding voting securities or by the Advisor. The Current Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Information Concerning the New Investment Advisory Agreement Advisory Services. The New Agreement provides that the Advisor will manage the investment and reinvestment of the Portfolio's assets and will administer its affairs, subject to the direction of the Board of Trustees and the officers of the Trust.

Expenses. The New Agreement provides that the Portfolio shall conduct its own business and affairs and shall bear the expenses and salaries relating thereto, including, but not limited to: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. To the extent that the Trust, on behalf of the Portfolio, and Advisor share facilities in the conduct of their respective businesses and in the performance of the New Agreement, the expenses of such facilities are prorated between the Trust and the Advisor.

Portfolio Brokerage. The Advisor, in effecting the purchases and sales of portfolio securities for the account of the Portfolio, will seek execution of trades either (i) at the best price and execution by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Portfolio or the Advisor by such member, broker, or dealer. The Advisor may use research and services provided to it by brokers and dealers in servicing all its clients, however, not all such services will be used by the Advisor in connection with the Portfolio.

   Fees. The annual investment management fee under the New Agreement will decrease to 1.25% of average daily net assets of the Portfolio, payable on a monthly basis. This fee is higher than that paid by other mutual funds, but is similar to fees paid by other funds with similar investment objectives and policies. If the shareholders of the Portfolio approve Proposal 2 herein (see below), the Portfolio also will be subject to a Rule 12b-1 fee of 1.00%. If the proposed New Agreement had been in effect for the fiscal year ended September 30, 1997, the amount that the Advisor would have received for that period is $279.46, without giving effect to the proposed Rule 12b-1 fee which together with the proposed advisory fee is comparable to the old advisory fee.

Limitation of Liability. The New Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of performance of duties, the Advisor shall not be subject to liabilities to the Trust, the Portfolio or to any shareholder of the Portfolio for any action or omissions under the New Agreement or for any losses in connection with the purchase, holding or sale of any security, or otherwise.

Term. If approved by the shareholders of the Portfolio, the New Agreement will become effective on the date of the Meeting, and will have an initial term ending on January 14, 2000.
Thereafter, the New Agreement will be continued from year to year, provided that its continuation is specifically approved at least annually: (a) by a vote of the holders of a majority of the outstanding shares of the Portfolio, or by the Board of Trustees, and (b) by a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Termination; Assignment. The New Agreement provides that it may be terminated without penalty upon 60 days' written notice by the Advisor, by the Trustees of the Trust upon 60 days' written notice, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act). Also, the New Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act).

A copy of the New Agreement is attached as Exhibit A.

Evaluation of the New Agreements by the Board of Trustees.
The Board of Trustees of the Trust met on October 31, 1997 to consider the New Agreement. The Board, including a majority of the Trustees who are not parties to the investment advisory agreement or interested persons of any such party, unanimously voted to approve the New Agreement and to recommend the New Agreement to shareholders for their approval.

In considering the New Agreement, the Trustees considered that the terms of the New Agreement do not contemplate any change in
(i) the management or operations of the Advisor relating to the Trust or its Portfolio; (ii) the personnel managing the Portfolio or (iii) the shareholder services or other business activities of the Portfolio. The Advisor and the investment philosophy and procedures of the Advisor will not change under the New Agreement, nor will the current investment personnel. The Trustees further considered that the advisory fee under the New Agreement is lower than the fee under the Current Agreement which will benefit the Trust. In addition, the terms of the New Agreement are in compliance with 1940 Act requirements, whereas certain terms under the Current Agreement are not in compliance.

Brokerage Practices
Portfolio orders may be placed with an affiliated broker-dealer, and in such case, the affiliated broker will receive brokerage commissions. However, portfolio orders will be placed with affiliates only where the price being charged and the services being provided compare favorably with those which would be charged to the Portfolio by non-affiliated broker-dealers, and with those charged by the affiliate to other unaffiliated customers, on transactions of a like size and nature. Brokerage may also be allocated to dealers in consideration of distribution of Portfolio shares, but only when execution and price are comparable to that offered by other brokers.

IMPACT Financial Network, Inc. ("IFN"), the principal underwriter for the Trust, is an affiliated broker-dealer of the Trust because IFN is a subsidiary of the Advisor. IFN has principal offices at 1875 Ski Time Square Drive, Suite One, Steamboat Springs, CO 80487. For the fiscal year ended September 30, 1997, the aggregate amount of commissions paid by the Trust to IFN was $1,875.02, representing 100% of total commissions paid by the Trust during that period.

   In the event that shareholders do not approve the New Agreement the Board of Trustees will consider other alternatives including a resolicitation of shareholder votes or a possible liquidation of the Trust.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE
PROPOSED NEW INVESTMENT ADVISORY AGREEMENT.


                             PROPOSAL NO. 2
               APPROVAL OF A DISTRIBUTION PLAN PURSUANT TO
                        RULE 12b-1 UNDER THE 1940 ACT

Introduction
Rule 12b-1 under the 1940 Act permits investment companies to bear the expenses associated with the distribution of their shares pursuant to a distribution plan which complies with all the requirements of Rule 12b-1. On October 31, 1997, the Board of Trustees, including a majority of the non-interested Trustees, voted to approve a Rule 12b-1 Plan (the "Plan") for the Portfolio, and directed that it be submitted to shareholders of the Portfolio at the Meeting, along with a recommendation that shareholders approve the Plan.

The Board of Trustees, in considering the adoption of the Plan, determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of investment opportunities without requiring the Portfolio to make unwarranted liquidations of existing investments. The Board of Trustees determined that it would benefit the Portfolio to have monies available for the direct distribution activities of the Trust's principal underwriter, IMPACT Financial Network, Inc. ("IFN," formerly known as Management Securities, Inc.), in promoting the sale of the Portfolio's shares. Additionally, in evaluating the Plan, the Board of Trustees took into consideration the amounts that would be paid to the Advisor under the New Agreement and to IFN (an affiliate of the Advisor), under their respective management and underwriting agreements with the Trust. The Board of Trustees, including the non-interested Trustees, concluded that in the exercise of their reasonable judgment and in light of their fiduciary duties, there was a reasonable likelihood that the Plan would benefit the Portfolio and its shareholders.

Description of the Proposed Rule 12b-1 Plan
Pursuant to the Plan, a maximum aggregate amount of 1.00% per annum of the average daily net assets of the Portfolio's shares will be entitled to be reimbursed for expenses actually incurred in the distribution and promotion of the Portfolio's shares.
This reimbursement shall be payable monthly. Distribution expenses which may be reimbursed include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation of sales literature and related expenses, and other distribution-related expenses, as well as payments to broker/dealers and others participating by agreement in the sale of Portfolio shares.

The Plan also provides that, in addition to the payments which the Trust is authorized to make pursuant to the Plan, to the extent that the Trust, Advisor, IFN, or other parties on behalf of the Trust, Advisor or IFN make payments for the financing of any activity primarily intended to result in the sale of shares issued by the Portfolio within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan. Such costs and activities include, but are not necessarily limited to, the incremental costs of the printing and mailing or other dissemination of all prospectuses (including statements of additional information), annual reports and other periodic reports for distribution to persons who are not shareholders of the Portfolio; the costs of preparation and distributing any other supplemental sales literature; the costs of radio, television, newspaper and other advertising; telecommunications expenses, including the costs of telephones, telephone lines and other communications equipment used in the sale of Portfolio shares; all costs of the preparation and mailing of confirmations of shares sold or redeemed, and reports of share balances; all costs of responding to telephone or mail inquiries of investors or prospective investors; a prorated portion of IFN's overhead expenses attributable to the distribution of the Portfolio's shares, including leases, communications, salaries, training, supplies, photocopying, and any other category of IFN's expenses attributable to the distribution of the Portfolio's shares; and payments to dealers, financial institutions, advisers, or other firms (other than those otherwise authorized under the Plan), any one of whom may receive monies in respect to the Portfolio's shares owned by shareholders for whom such firm is the dealer of record or holder of record in any capacity, or with whom such firm has a servicing, agency, or distribution relationship. Servicing may include (i) answering client inquiries regarding the Portfolio;
(ii) assisting clients in changing account designations and addresses; (iii) performing subaccounting; (iv) establishing and maintaining shareholder accounts and records; (v) processing purchase and redemption transactions; (vi) providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by such firm; (vii) arranging for bank wire transfers; and (viii) such other services as the Portfolio may require, to the extent such firms are permitted by applicable statute, rule, or regulation to render such services.

Pursuant to the Plan, the Advisor and IFN are required to report in writing to the Board of Trustees quarterly on the amounts and purpose of any payments made under the Plan and related agreements, as well as furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Plan should continue in effect.

The Plan requires renewal at least annually by the Board of Trustees, including a majority of the non-interested Trustees, by votes cast in person at a meeting called for that purpose. The Plan also requires that the selection and nomination of non-interested Trustees be done by the non-interested Trustees. The Plan may be terminated at any time without penalty by (i) vote of a majority of the non-interested Trustees on not more than sixty
(60) days' written notice, (ii) vote of a majority of the Trust's outstanding voting securities on not more than sixty (60) days' written notice, (iii) IFN on not more than sixty (60) days' written notice, (iv) any act which constitutes an assignment of IFN's management agreement with the Advisor, or (v) any act which constitutes an assignment of the underwriting agreement between the Trust, on behalf of the Portfolio, and IFN.

Under the terms of the Plan, the Plan may not be amended to increase materially the amount to be spent by the Trust for distribution expenses without approval by the vote of a majority of the Trust's outstanding shares. All such material amendments to the Plan also must be approved by the non-interested Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

A copy of the proposed Plan is attached as Exhibit B.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE
PROPOSED RULE 12b-1 PLAN.

                           PROPOSAL NO. 3
          RATIFY APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS

At its meeting on October 31, 1997, upon recommendation of the Audit Committee, the Board of Trustees, including a majority of those trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, selected the firm of Arthur F. Bell, Jr. & Associates, L.L.C. ("Bell") as independent accountants of the Trust for the fiscal year ending September 30, 1998. Shareholders of the Trust will be asked at the Meeting to ratify the Trustees' selection of Bell as independent accountants. Services to be performed by the independent accountants include:
(i) the examination of the annual financial statements of the Trust; (ii) all services necessary to render a formal opinion on the Trust's financial statements; and (iii) provision of assistance and consultation with respect to filings with the SEC. Bell does not have any direct or indirect financial interest in the Trust. Representatives of Bell are not expected to be present at the Meeting, but will be available should any matter arise requiring their participation.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE
SELECTION OF INDEPENDENT ACCOUNTANTS.


          OTHER MATTERS THAT MAY COME BEFORE THE MEETING

This Meeting of the shareholders of the Trust is a special meeting, and will generally conduct only those matters set forth in the Notice of the Meeting. The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

                         *  *  *  *  *

Other Information
IFN is the principal underwriter of the Trust's shares. The principal business address of IFN is 1875 Ski Time Square Drive, Suite One, Steamboat Springs, CO 80487. IMPACT Management Services, Inc. ("IMSI") serves as Administrator to the Fund, and A.J. Elko & Associates is Sub-Administrator. IMSI is located at 1875 Ski Time Square Drive, Suite One, Steamboat Springs, CO 80487. A.J. Elko & Associates is located at 616 West Fifth Avenue, McKeesport, PA 15132.

Shareholder Reports
The most recent Annual Report for the Trust was mailed to shareholders on or about December 3, 1997. An additional copy is available at no cost to shareholders of the Trust upon request by contacting the Trust at 1875 Ski Time Square Drive, Suite One,
Steamboat Springs, CO 80487, or by calling 1-888-467-2284.

Shareholder Proposals
Any shareholder who desires to submit a shareholder proposal may do so by submitting such proposal in writing, addressed to the Trust, at 1875 Ski Time Square Drive, Suite One, Steamboat Springs, CO 80487. Ordinarily, the Trust does not hold annual shareholders meetings.

                           BY ORDER OF THE BOARD OF TRUSTEES

                           Ronald A. Stiller
                           President and Trustee

December 15, 1997

                            EXHIBIT A

                 IMPACT MANAGEMENT INVESTMENT TRUST
                        AMENDED AND RESTATED
                   INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made by and between IMPACT MANAGEMENT INVESTMENT TRUST, a Massachusetts business trust (hereinafter called the "Trust"), on behalf of IMPACT MANAGEMENT GROWTH PORTFOLIO (the "Portfolio"), and JORDAN AMERICAN HOLDINGS, INC. d/b/a EQUITY ASSETS MANAGEMENT, a Florida corporation (hereinafter called the "Investment Adviser").

                      W I T N E S S E T H:

WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities, and the Investment Adviser is a registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and engages in the business of providing investment management services; and

WHEREAS, the Trust has selected the Investment Adviser to serve as the investment adviser for the Portfolio effective as of the date of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. The Trust on behalf of the Portfolio hereby employs the Investment Adviser to manage the investment and reinvestment of the Portfolio's assets and to administer its affairs, subject to the direction of the Board of Trustees and officers of the Trust for the period and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Adviser shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or the Portfolio in any way, or in any way be deemed an agent of the Trust or the Portfolio. The Investment Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Portfolio and shall record and implement such decisions and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Portfolio's investments as the Investment Adviser deems appropriate or as the Trustees of the Trust may reasonably request. Subject to compliance with the requirements of the 1940 Act, the Investment Adviser may retain as a sub-adviser to the Portfolio, at the Investment Adviser's own expense, any investment adviser registered under the Advisers Act.

2. The Portfolio shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. Partners and employees of the Investment Adviser may be trustees, directors, officers and employees of the funds of which the Investment Adviser serves as investment adviser. Partners and employees of the Investment Adviser who are trustees, officers and/or employees of the Trust shall not receive any compensation from the Trust for acting in such dual capacity.

       In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Adviser may share facilities common to each, with appropriate proration of expenses between them.

3.     (a)     The Investment Adviser shall place and execute
               Portfolio orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the primary objective of obtaining the best available prices and execution, the Investment Adviser will place orders for the purchase and sale of portfolio securities for the Portfolio with such broker-dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Portfolio, to the Investment Adviser, or to any other fund for which the Investment Adviser provides investment advisory services and/or with broker-dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Investment
               Adviser provides investment advisory services. Broker-dealers who sell shares of the funds of which the Investment Adviser is investment adviser, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National
               Association of Securities Dealers, Inc.

       (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Portfolio and to other funds for which the Investment Adviser exercises investment discretion.

4. As compensation for the services to be rendered to the Portfolio by the Investment Adviser under the provisions of this Agreement, the Trust on behalf of the Portfolio shall pay to the Investment Adviser from the Portfolio's assets an annual fee equal to 1.25% of the daily average net assets of the Portfolio, payable on a monthly basis.

       If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

5. The services to be rendered by the Investment Adviser to the Trust on behalf of the Portfolio under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

6. The Investment Adviser, its partners, employees, and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust on behalf of the Portfolio or to any other investment company, corporation, association, firm or individual.

7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Adviser to the Portfolio, the Investment Adviser shall not be subject to liabilities to the Trust, the Portfolio or to any shareholder of the Portfolio for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

8. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Portfolio. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No material amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Portfolio and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Adviser of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment. The Investment Adviser will notify the Trust of any changes in the membership of the Investment Adviser within a reasonable time after such change.

9. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be signed by their duly authorized officers as of
the      day of          , 1998.

Attest:                      IMPACT MANAGEMENT INVESTMENT TRUST

_________________            By:________________________________
                                        President


Attest:                      JORDAN AMERICAN HOLDINGS, INC.
                              d/b/a EQUITY ASSETS MANAGEMENT

_________________            By:_________________________________
                                        President


                              EXHIBIT B
     DISTRIBUTION PLAN OF IMPACT MANAGEMENT INVESTMENT TRUST


The following Distribution Plan (the "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act") by IMPACT Management Investment Trust (the "Trust") for the Fund's IMPACT Management Growth Portfolio series (the "Portfolio"). The Plan has been approved by a majority of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "non-interested Trustees"), cast in person at a meeting called for the purpose of voting on such Plan.

In reviewing the Plan, the Board of Trustees considered the proposed schedule and nature of payments and terms of the advisory agreement between the Trust and Jordan American Holdings, Inc. (the "Adviser"), and the Distribution Agreement between the Trust and IMPACT Financial Network, Inc. (the "Distributor"). The Board of Trustees concluded that the proposed compensation of the Adviser under the advisory agreement, and of the Distributor under the underwriting agreement is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such payments and that adoption of the Plan would be prudent and in the best interests of the Trust and its shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Trust, the Portfolio and its shareholders.

The Provisions of the Plan are:

1. The Trust shall reimburse the Distributor, or the Adviser or others through the Distributor, for all expenses incurred by such parties in the promotion and distribution of the Portfolio's shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution or service fees paid to securities dealers or others who have executed an agreement with the Trust or the Distributor, which form of agreement shall be approved by the Trustees, including the non-interested Trustees.

2. In addition to the payments which the Trust is authorized to make pursuant to this Plan, to the extent that the Trust, Adviser, Distributor, or other parties on behalf of the Trust, Adviser or Distributor make payments for the financing of any activity primarily intended to result in the sale of shares issued by the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to have been made pursuant to this Plan. Such costs and activities include, but are not necessarily limited to, the incremental costs of the printing and mailing or other dissemination of all prospectuses (including statements of additional information), annual reports and other periodic reports for distribution to persons who are not shareholders of the Portfolio; the costs of preparation and distributing any other supplemental sales literature; the costs of radio, television, newspaper and other advertising; telecommunications expenses, including the costs of telephones, telephone lines and other communications equipment used in the sale of Portfolio shares; all costs of the preparation and mailing of confirmations of shares sold or redeemed, and reports of share balances; all costs of responding to telephone or mail inquiries of investors or prospective investors; a prorated portion of Distributor's overhead expenses attributable to the distribution of the Portfolio's shares, including leases, communications, salaries, training, supplies, photocopying, and any other category of Distributor's expenses attributable to the distribution of the Portfolio's shares; and payments to dealers, financial institutions, advisers, or other firms (other than those otherwise authorized under this Plan), any one of whom may receive monies in respect to the Portfolio's shares owned by shareholders for whom such firm is the dealer of record or holder of record in any capacity, or with whom such firm has a servicing, agency, or distribution relationship. Servicing may include (i) answering client inquiries regarding the Portfolio; (ii) assisting clients in changing account designations and addresses; (iii) performing subaccounting;
       (iv) establishing and maintaining shareholder accounts and records; (v) processing purchase and redemption transactions; (vi) providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by such firm; (vii) arranging for bank wire transfers; and (viii) such other services as the Portfolio may require, to the extent such firms are permitted by applicable statute, rule, or regulation to render such services.

3. The maximum aggregate amount which may be reimbursed by the Trust to such parties pursuant to Paragraphs 1 and 2 herein shall be 1.00% per annum of the average daily net assets of the Portfolio's shares. Said reimbursement shall be made monthly by the Trust to such parties.

4. The Adviser and the Distributor shall collect and monitor the documentation of payments made under paragraphs 1 and 2 above, and shall furnish to the Board of Trustees of the Trust, for their review, on a quarterly basis, a written report of the monies reimbursed to them and others under the Plan as to the Trust, and shall furnish the Board of Trustees of the Trust with such other information as the Board may reasonably request in connection with the payments made under the Plan as to the Trust in order to enable the Board to make an informed determination of whether the Plan should be continued.

5. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the non-interested Trustees, cast in person at a meeting called for the purpose of voting on the Plan.

6. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Trust, or by vote of a majority of the non-interested Trustees, on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Trust and the Adviser.

7. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Trust for distribution pursuant to Paragraph 2 hereof without approval by a majority of the Trust's outstanding voting securities.

8. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the non-interested Trustees cast in person at a meeting called for the purpose of voting on any such amendment.

9. So long as the Plan is in effect, the selection and nomination of the Trust's non-interested Trustees shall be committed to the discretion of such non-interested Trustees.

10. This Plan shall take effect on the ___ day of ___________, 1998.

This Plan and the terms and provisions thereof are hereby accepted and agreed to by the Trust, the Adviser and the Distributor as evidenced by their execution hereof.


                                IMPACT MANAGEMENT INVESTMENT TRUST

                                By:



                                JORDAN AMERICAN HOLDINGS, INC.

                                By:



                                IMPACT FINANCIAL NETWORK, INC.

                                By:


BY SIGNING AND DATING THE BACK OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


                    IMPACT MANAGEMENT INVESTMENT TRUST
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - JANUARY 14, 1998

The undersigned hereby constitutes and appoints Allen Zeolla with power of substitution, as proxy to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of IMPACT Management Investment Trust to be held at the Radisson Hotel, Monroeville, PA on the 14th day of January, 1998 at 3:00 p.m. local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxy to vote as indicated on this proxy card.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEMS. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

  1. To approve a new investment advisory agreement with Jordan American Holdings, Inc.

          /_/FOR              /_/AGAINST          /_/ABSTAIN

  2. To approve a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.

          /_/FOR              /_/AGAINST          /_/ABSTAIN

  3.      To ratify the selection of Arthur F. Bell, Jr. &
          Associates, L.L.C. as independent public accountants of the Trust for the fiscal year ending September 30, 1998.

          /_/FOR              /_/AGAINST          /_/ABSTAIN

  4. To transact such other business as may properly come before the Meeting.



          SIGNATURE       SIGNATURE (JOINT OWNER)         DATE


PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.